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                                                                EXHIBIT 10.17(c)



                                                   [LETTERHEAD OF ADVANCED MICRO
                                                      DEVICES INC. APPEARS HERE]

                                August 4, 1995


Anthony B. Holbrook
41 Hollins Drive
Santa Cruz, CA 95060

Dear Tony:

     We are pleased that you have decided to continue your part time employment arrangement with Advanced Micro Devices, Inc. (the "Company") until November 30, 1995, upon the terms set forth in the certain agreement dated August 24, 1994, between you and the Company, a copy of which is attached hereto (the "Agreement"). This letter amends the Agreement by substituting the date "July 31, 1995" in paragraphs 2,3 and 8 of the Agreement with the date "November 30, 1995". All other terms of the Agreement will remain in effect throughout the extended term of the Agreement. This amendment will be deemed effective July 31, 1995.

     If the above meets with your approval, please sign the enclosed copy and return it to me.

                                            Very truly yours,

                                            /s/ Stanley Winvick
                                            Stanley Winvick
                                            Senior Vice President,
                                            Human Resources


Accepted and Agreed:


/s/ Anthony B. Holbrook
----------------------------
Anthony B. Holbrook


SW/pom
encl.

Cc:  W.J. Sanders III